UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2019

PreCheck Health Services, Inc.
(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

305 W. Woodard Street, Suite 221, Denison TX 75020

(Address of Principal Executive Offices)

(903) 337-1872

 (Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On May 21, 2019, the Company entered into a loan agreement dated May 20, 2019, with Oakwood Bank, pursuant to which Oakwood Bank granted the Company a $1,250,000 revolving credit facility for which the Company issued its note due May 19, 2020 in the principal amount of $1,250,000. The note bears interest at the rate equal to the prime rate as reported by The Wall Street Journal plus 0.75%, and is secured by all of the Company’s assets.

Payment of the Company’s obligations to Oakwood Bank pursuant to the loan documents was jointly and severally guaranteed by William R. Kruse and Carlos A. Gonzelez. Pursuant to an agreement between the Company and Mr. Kruse, Mr. Gonzalez and Zima World Holdings Corp. (“Zima”), in consideration for the guaranty by Mr. Kruse and Mr. Gonzalez of the Company’s obligations under the loan documents, the Company issued 500,000 shares of common stock to each of Mr. Kruse and Zima. The issuance of the shares was exempt from registration under the Securities Act as a transaction not involving a public offering pursuant to Section 4(a)(2) of the Securities Act. The share were acquired for investment and not with a view to the sale or distribution thereof.

Item 7.01 Regulation FD Disclosure

On May 21, 2019, the Company issued a press release announcing loan agreement with Oakwood Bank. The press release is filed as Exhibit 99.4.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.4, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Loan Agreement dated May 20, 2019, between the Company and Oakwood Bank.
99.2	Pledge and Security Agreement dated May 20, 2019, between the Company and Oakwood Bank.
99.3	Note issued by the Company to Oakwood Bank.
99.4	Press release dated May 21, 2019

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2019	PRECHECK HEALTH SERVICES, INC.

	By:	/s/ Lawrence Biggs
Lawrence Biggs
Chief Executive Officer

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